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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                November 5, 1996
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
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             (Exact Name of Registrant as Specified in its Charter)




      California                     0-10503                      94-2738844
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(State of Incorporation)           (Commission                  (IRS Employer
                                     File No.)               Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                  75231
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(Address of Principal Executive Offices)                             (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On November 5, 1996, Continental Mortgage and Equity Trust (the "Trust") purchased the Glenwood Apartments in Addison, Texas for $4.2 million (1.9% of the Trust's assets at December 31, 1995). The seller of the property was VRRM, Inc., a Texas corporation. The property was constructed in 1975 and consists of 168 units which were 92% occupied at the date of acquisition. The Trust paid $1.3 million in cash and assumed existing mortgage financing of $2.9 million.

This purchase combined with other property purchases the Trust has made in 1996 exceed 10% of the Trust's assets at December 31, 1995.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)(3) It is impracticable to provide the required statement of operations for the property acquired or pro forma financial information. The required information will be filed by amendment of this Form 8-K as soon as practicable, but not later than January 6, 1997.


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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                               CONTINENTAL MORTGAGE AND
                                               EQUITY TRUST





Date:    November 15, 1996                     By:    /s/ Thomas A. Holland
                                                  ------------------------------
                                                  Thomas A. Holland
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)





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